Exhibit 99.1

Support.com Reports First Quarter 2010 Financial Results

Revenue Grows 173% Year-over-Year and 69% Sequentially

REDWOOD CITY, CA—(Marketwire - April 29, 2010)— Support.com, Inc. (Nasdaq: SPRT), which provides services and software that help consumers and small businesses with their technology needs, today reported unaudited financial results for its first quarter ended March 31, 2010.

For the first quarter of 2010, total revenue was $9.9 million, compared to $3.6 million in the first quarter of 2009 and $5.8 million in the fourth quarter of 2009. First quarter 2010 revenue consisted of $6.7 million in services revenue and $3.1 million in software and other revenue.

On a GAAP basis, net loss from continuing operations for the first quarter of 2010 was $4.2 million, or $(0.09) per share, compared to $8.5 million, or $(0.18) per share, in the first quarter of 2009, and $3.4 million, or $(0.07) per share, in the fourth quarter of 2009.

Non-GAAP net loss from continuing operations for the first quarter of 2010 was $3.2 million, or $(0.07) per share, compared to $7.6 million, or $(0.16) per share, in the first quarter of 2009, and $3.3 million, or $(0.07) per share, in the fourth quarter of 2009.

Non-GAAP results exclude stock-based compensation expense, amortization of intangible assets, restructuring and impairment charges, acquisition expense, and the income tax impact of the disposition of business units on continuing operations. These items impacted results from continuing operations by $943,000 in the first quarter of 2010, $886,000 in the first quarter of 2009, and $132,000 in the fourth quarter of 2009. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

“First quarter financial results showed outstanding progress, with both services and software posting strong growth,” said Josh Pickus, President and Chief Executive Officer. “At the same time, we expanded our capabilities significantly, increasing our Personal Technology Expert staff by more than 60%, enhancing our industry-leading Service Delivery Management System and successfully integrating our newly acquired consumer software offerings.”

Recent Highlights

•	Services revenue grows 89% year-over-year and 27% sequentially

•	New software offerings post strong results in first full quarter

•	Overall gross margin improves to 41%

•	Cash used in operations decreases to $1.3 million

•	Visa selects Support.com as first online tech support provider for Visa SavingsEdge program

•	AOL signs distribution deal for new software offerings

•	Industry veteran Tim Krozek joins team as Senior Vice President, Business Development

Balance Sheet Information

At March 31, 2010 cash, cash equivalents and investments, including a put option relating to auction-rate securities, were $83.4 million compared to $84.8 million at December 31, 2009.

Treatment of Continuing and Discontinued Operations

On June 23, 2009, the Company completed the sale of its Enterprise business to Consona Corporation. As a result of this transaction, all revenue and direct expenses associated with the Enterprise business have been reflected as discontinued operations in a single line on the condensed statement of operations. Results from continuing operations include all revenue and direct expenses associated with the Consumer business, as well as all Company general and administrative expense and ongoing facility expense, which were previously allocated to the Enterprise and Consumer businesses. Results from prior periods have been reclassified to conform to the current financial presentation.

Conference Call

Support.com will host a conference call discussing the Company’s first quarter 2010 results on Thursday, April 29, 2010 starting at 4:30 p.m. ET (1:30 p.m. PT). A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com’s website at http://corp.support.com/webcastsevents. The live call may be accessed by dialing (877) 312-8789 and referencing passcode: 6807-2335. A replay of the call can also be accessed by dialing (800) 642-1687 and referencing passcode: 6807-2335.

About Support.com

Support.com, Inc. (NASDAQ: SPRT) provides services and software that help consumers and small businesses with their technology needs. Support.com’s North American Personal Technology Experts™ provide a quick, cost-effective and stress-free technology support experience over the internet and the phone using Support.com’s advanced technology platform. Support.com also provides consumer software for the do-it-yourself customer. Support.com, Inc. is an Equal Opportunity Employer.

Support.com is a trademark or registered trademark of Support.com, Inc. or its affiliates in the US and other countries. Other names may be trademarks of their respective owners.

For more information visit www.support.com.

Note on Forward-Looking Statements

Statements made in this document that are not historical facts are “forward-looking statements” and accordingly involve risks and uncertainties that could cause actual results to differ materially from those described herein. Forward-looking statements include, for example, all statements relating to projected financial performance (including without limitation statements involving projections of revenue, margin, income (loss), earning (loss) per share, cash usage, capital structure, or other financial items); the plans and objectives of management for future operations, products or services; and future performance in economic and other terms. The potential risks and uncertainties that could cause results to differ materially include, among others, our ability to retain and grow major partnerships, our ability to maintain and grow revenue, our ability to scale our workforce, our ability to control expenses and achieve profitability, and our ability to successfully integrate acquired products and services. These and other risks are detailed in Support.com’s reports filed with the Securities and Exchange Commission, including without limitation its latest Annual Report on Form 10-K and its latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com does not intend to update this information to reflect future events or circumstances, and disclaims any obligation to do so except as may be required by law.

Disclosure Regarding Non-GAAP Financial Measures

Support.com has excluded stock-based compensation expense, amortization of intangible assets, restructuring and impairment charges, acquisition expense and the income tax impact of the disposition of business units on continuing operations from its GAAP results in order to determine the non-GAAP financial measure of net income (loss) per share referenced in this document. We believe that the non-GAAP measure, when viewed in addition to and not in lieu of our reported GAAP results, assists investors in understanding our results of operations.

A. Stock-based compensation. Management excludes stock-based compensation expense when evaluating its performance from period to period because such expenses do not require cash settlement and because such expenses are not used by management to assess the performance of the Company’s business. Stock-based compensation expense was $855,000 in the first quarter of 2010, compared to $769,000 in the first quarter of 2009 and $715,000 in the fourth quarter of 2009.

B. Amortization of intangible assets. The Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance. The Company also excludes such charges as they represent non-cash expenses. Amortization expense was $88,000 in the first quarter of 2010, compared to $42,000 in the first quarter of 2009 and $51,000 in the fourth quarter of 2009.

C. Restructuring and impairment charges. The Company does not undertake significant restructurings on a predictable basis and, as result, excludes associated charges in order to enable better and more consistent evaluation of the Company’s operating expenses before and after such actions are taken. Restructuring and impairment expense was zero in the first quarter of 2010, compared to $75,000 in the first quarter of 2009 and zero in the fourth quarter of 2009.

D. Acquisition expense. The Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition expense such as legal fees and banker or advisor fees, when evaluating ongoing operating performance. Acquisition expense was zero in the first quarter of 2010, compared to zero in the first quarter of 2009 and $542,000 in the fourth quarter of 2009.

E. Income tax impact of disposition of business units. The Company excludes the income tax impact of the disposition of business units when evaluating the performance of its continuing operations, because this tax impact is not a result of the Company’s continuing operations. The income tax benefit related to the disposal of business units was zero in the first quarter of 2010, compared to zero in the first quarter of 2009 and $1.2 million in the fourth quarter of 2009.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company’s financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such charges and expenses will not be incurred in subsequent periods.

Contact Information

Investor Contact

Carolyn Bass and Daniel Wood

Market Street Partners

(415) 445-3235

sprt@marketstreetpartners.com

Media Contact

Jonathan Poretz

Double Forte for Support.com

(415) 848.8109

jporetz@double-forte.com

SUPPORT.COM, INC.

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 31, 2010(1)	December 31, 2009(2)	March 31, 2009(3)
	(unaudited)	(audited)	(unaudited)
Assets
Current assets:
Cash, cash equivalents and short-term investments	$79,125	$80,035	$66,686
Accounts receivable, net	3,315	3,190	2,140
Auction-rate securities put option	817	1,289	—
Prepaid expenses and other current assets	1,438	1,252	913
Current assets of discontinued operations	—	—	5,971

Total current assets	84,695	85,766	75,710

Long-term investments	3,422	3,444	18,216
Auction-rate security put option-long-term	—	—	5,037
Property and equipment, net	429	447	852
Goodwill	10,181	10,171	2,854
Purchased technology	288	309	—
Intangible assets, net	1,352	1,450	374
Other assets	390	372	934
Long-term assets of discontinued operations	—	—	11,222

Total assets	$100,757	$101,959	$115,199

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable and accrued compensation	$1,596	$844	$1,670
Other accrued liabilities	3,891	3,045	2,927
Deferred revenue	1,161	726	75
Current liabilities of discontinued operations	—	—	8,152

Total current liabilities	6,648	4,615	12,824

Other long-term liabilities	977	992	1,565
Long-term liabilities of discontinued operations	—	—	818

Total liabilities	7,625	5,607	15,207

Stockholders’ equity:
Common stock	5	5	5
Additional paid-in-capital	222,711	221,822	219,093
Accumulated other comprehensive loss	(1,184)	(1,233)	(2,045)
Accumulated deficit	(128,400)	(124,242)	(117,061)

Total stockholders’ equity	93,132	96,352	99,992

Total liabilities and stockholders’ equity	$100,757	$101,959	$115,199

Note 1: Amounts are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.

Note 2: Derived from audited financial statements.

Note 3: Amounts are reclassified to conform to current presentation from reviewed financial statements.

SUPPORT.COM, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31, 2010 (1)	December 31, 2009	March 31, 2009 (2)
Revenues:
Services	$6,730	$5,302	$3,552
Software and other	3,129	546	62

Total revenues	9,859	5,848	3,614

Cost of revenue:
Cost of services	5,444	4,043	4,331
Cost of software and other	348	59	—

Total cost of revenue	5,792	4,102	4,331

Gross profit (loss)	4,067	1,746	(717)

Operating expenses:
Research and development	1,195	1,051	1,589
Sales and marketing	3,821	1,952	1,815
General and administrative	2,435	2,249	3,141
Amortization of intangible assets	88	51	42
Acquisition expenses	—	542	—
Restructuring and impairment charges	—	—	75
Stock-based compensation	855	715	769

Total operating expenses	8,394	6,560	7,431

Loss from operations	(4,327)	(4,814)	(8,148)
Interest income (expense) and other, net	186	191	(302)

Loss from continuing operations, before income taxes	(4,141)	(4,623)	(8,450)
Income tax (benefit)	12	(1,186)	4

Loss from continuing operations, after income taxes	(4,153)	(3,437)	(8,454)
Income (loss) from discontinued operations, after income taxes	(5)	(216)	1,058
Net loss	$(4,158)	$(3,653)	$(7,396)

Basic and diluted earnings per share:
Loss from continuing operations	$(0.09)	$(0.07)	$(0.18)
Income (loss) from discontinued operations	(0.00)	(0.01)	0.02

Basic and diluted net loss per share:	$(0.09)	$(0.08)	$(0.16)

Shares used in computing per share amounts:
Basic	46,470	46,443	46,330

Diluted	46,470	46,443	46,330

Allocation of restructuring and impairment charges:
Cost of service	$—	$—	$—
Research and development	—	—	—
Sales and marketing	—	—	6
General and administrative	—	—	69

Total restructuring and impairment charges	$—	$—	$75

Allocation of stock-based compensation:
Cost of service	$40	$34	$42
Research and development	148	135	109
Sales and marketing	151	61	230
General and administrative	516	485	388

Total stock-based compensation	$855	$715	$769

Note 1: Amounts are subject to completion of management’s and its independent registerd public accounting firm’s customary closing and review procedures.

Note 2: Amounts are reclassified to conform to current presentation from reviewed financial statements.

SUPPORT.COM, INC.

RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31, 2010	December 31, 2009	March 31, 2009
GAAP operating expenses from continuing operations	$8,394	$6,560	$7,431
Amortization of intangible assets	(88)	(51)	(42)
Acquisition expenses	—	(542)	—
Restructuring and impairment charges	—	-	(75)
Stock-based compensation	(855)	(715)	(769)

Non-GAAP operating expenses from continuing operations	7,451	5,252	6,545

GAAP income taxes provision (benefit)	12	(1,186)	4
Continuing Ops tax benefit from gain on sales of disc ops	—	1,176	—

Non-GAAP income taxes provision (benefit)	12	(10)	4

GAAP net loss from continuing operations	$(4,153)	$(3,437)	$(8,454)
Amortization of intangible assets	88	51	42
Acquisition expenses	—	542	—
Restructuring and impairment charges	—	—	75
Stock-based compensation	855	715	769
Continuing Ops tax benefit from gain on sales of disc ops	—	(1,176)	—

Non-GAAP net loss from continuing operations	$(3,210)	$(3,305)	$(7,568)

Basic net loss per share from continuing operations
GAAP	$(0.09)	$(0.07)	$(0.18)
Non-GAAP	$(0.07)	$(0.07)	$(0.16)

Diluted net loss per share from continuing operations
GAAP	$(0.09)	$(0.07)	$(0.18)
Non-GAAP	$(0.07)	$(0.07)	$(0.16)

Shares used in computing per share amounts (GAAP)
Basic	46,470	46,443	46,330
Diluted	46,470	46,443	46,330

Shares used in computing per share amounts (Non-GAAP)
Basic	46,470	46,443	46,330
Diluted	46,470	46,443	46,330

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets, restructuring and impairment charges, acquisition expense and the income tax impact of the disposition of business units on continuing operations. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures. See the text of this press release for more information on non-GAAP financial measures. Amounts in the first quarter of 2010 are subject to completion of management’s and its independent registered public accounting firm’s customary closing and review procedures.